UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2020

LOGICQUEST TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22711	76-0640970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Independence Way, Suite 300, Princeton, NJ, U.S.A. 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 609-514-5136

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Information

As previously reported in the Current Report on Form 8-K filed by Logicquest Technology, Inc. (the “Company”) on March 31, 2020 (the “Prior Form 8-K”), the Company’s operations have experienced disruptions due to the COVID-19 coronavirus outbreak. As reported in the Prior Form 8-K, the Company relied on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465)(the “Order”), in order to extend the original due date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”) for up to an additional 45 days, due to the Company’s inability to timely file such report due to COVID-19.

The Company is filing this Current Report on Form 8-K to once again avail itself of the filing extension provided for by the Order. Specifically, the Company is relying on the Order to obtain an extension of the filing date of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020.

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. These disruptions include, but are not limited to: office closures and the unavailability of key Company personnel required to prepare the Company’s financial statements for the quarter ended March 31, 2020, due to suggested, and mandated, social quarantining and work from home orders. New Jersey in particular, where the Company’s office is located, is one of the states which has been hardest hit by COVID-19 and as such it has put in place “stay at home” orders which have been effective since March 21, 2020, and which have yet to be lifted. Due to travel restrictions and such “stay-at-home” orders, the Company’s staff has been delayed in preparing the Quarterly Report. The Company has also been delayed in preparing the Quarterly Report due to delays in obtaining information from third parties who have similarly been unavailable and/or have not had sufficient time to complete the items requested.

As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Quarterly Report. The Company plans to file the Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGICQUEST TECHNOLOGY, INC.

Dated: May 14, 2020	By:	/s/ Cheng Yew Siong
	Name:	Cheng Yew Siong
Chief Financial Officer